UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – September 30, 2015
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On September 30, 2015, Allegion plc (the “Company”) entered into a Second Amendment and Restatement Agreement (the “Second Amendment and Restatement Agreement”) to amend and restate its existing Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of November 26, 2013 and amended and restated on October 15, 2014, by and among the Company, Allegion US Holding Inc., the Lenders and Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. The terms of the second amended and restated Credit Agreement are substantially consistent with the terms of the Credit Agreement, subject to certain changes, including:
(i) a reduction of the applicable margin for LIBOR rate borrowings to range from 1.375% to 1.875% (from 1.50% to 2.00%) and the applicable margin for base rate borrowings to range from 0.375% to 0.875% (from 0.50% to 1.00%), in each case depending on the corporate credit or family rating;
(ii) an extension of the maturity date of the revolving facility and the term loan A facility from October 15, 2019 to October 15, 2020; and
(iii) changes to certain other terms of the Credit Agreement, including the restrictive covenants, to provide the Company with additional flexibility.
The revolving credit facility under the amended and restated Credit Agreement continues to permit borrowings in an amount equal to $500.0 million, of which up to $100.0 million is available for the issuance of letters of credit, and including a swingline facility in an amount equal to $50.0 million.
This summary is qualified in its entirety by reference to the Second Amendment and Restatement Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1
Second Amendment and Restatement Agreement by and among Allegion plc, as the Borrower, Allegion US Holding Company Inc., as the Co-Borrower, the Lenders and Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, dated September 30, 2015.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date	September 30, 2015	/s/ S. Wade Sheek
S. Wade Sheek Secretary

Exhibit Index

Exhibit No.	Description

10.1
Second Amendment and Restatement Agreement by and among Allegion plc, as the Borrower, Allegion US Holding Company Inc., as the Co-Borrower, the Lenders and Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, dated September 30, 2015.